UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021 (October 31, 2021)

AvePoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39048	83-4461709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Blvd, Suite 1400 Jersey City, NJ (Address of principal executive offices)	07310 (Zip Code)

Registrant’s telephone number, including area code: (201) 793-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVPT	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AVPTW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain of the statements contained in this Current Report on Form 8-K (this "Report") should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about AvePoint, Inc.'s (the "Company") plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s prospectus dated August 9, 2021, filed by the Registrant with the Securities and Exchange Commission (the "Commission") on August 10, 2021 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (File No. 333-258109), relating to the Registration Statement on Form S-1 (File No. 333-258109), filed with the Commission on July 23, 2021 (as amended on August 5, 2021), including any amendments or reports filed for the purpose of updating, amending, or otherwise modifying such prospectus, and other risks and uncertainties listed from time to time in the Company’s other filings with the Commission. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

You are advised to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.  Other factors besides those discussed in this Report could also adversely affect us.

Item 1.01	Entry into a Material Definitive Agreement.

On October 29, 2021, the Board of Directors (the "Board") of the Company deemed it advisable and in the best interests of the Company and its stockholders that the Company enter into that certain Second Amendment (the "Second Amendment") to the previously disclosed and filed loan and security agreement, dated as of April 7, 2020, by and among the Company, AvePoint Public Sector, Inc. ("APS"), AvePoint Holdings USA, LLC (together with APS, the “Guarantors”), and HSBC Ventures USA Inc. (the "Bank")(as previously amended or modified by that certain Limited Consent and First Amendment to Loan and Security Agreement, dated as of July 1, 2021 (the "First Amendment") and that certain Limited Consent and Waiver to Loan and Security Agreement, dated as of July 23, 2021 (the "Limited Consent"), the "Loan Agreement"). The Loan Agreement as amended by the Second Amendment (the "Amended Loan Agreement") provides for, among other things, completion of the Post-Closing Amendments (as defined in the Limited Consent) and the removal of "Holdings" (as defined in the Loan Agreement) as a limited guarantor of the "Borrower's" (as defined in the Loan Agreement) obligations under the Loan Agreement and the de facto termination of Holdings' Pledge Agreement and Limited Guaranty (each as defined below).

 On October 31, 2021, as directed by the Board, the Company entered into the Second Amendment with the Bank, on which date the Loan Agreement was amended thereby and the Amended Loan Agreement became effective.

The Amended Loan Agreement’s substantive economic terms were not amended from the original Loan Agreement. The Amended Loan Agreement provides for a revolving line of credit of up to $30.0 million, with an additional $20.0 million accordion feature for additional capital which the Company may draw at its request. Borrowings under the line bear interest at a rate equal to LIBOR plus 3.5%. The line carries an unused fee of 0.5% per year. The proceeds of borrowings under the Amended Loan Agreement will be used for general corporate purposes. Currently, there is no outstanding balance under the revolving line of credit. The Company, on a consolidated basis with its subsidiaries, is required to maintain a specified adjusted quick ratio, tested by the bank each quarter. Pursuant to the Amended Loan Agreement, the Company pledged, assigned, and granted the Bank a security interest in all shares of its subsidiaries, future proceeds, and assets as security for its obligations under the Amended Loan Agreement. The line will mature on April 7, 2023.

To date, the Company is in compliance with all covenants under the Amended Loan Agreement and has not borrowed under the Amended Loan Agreement.

The descriptions of the Loan Agreement and any prior amendments thereto, the Second Amendment, the Amended Loan Agreement, the Pledge Agreement, and the Limited Guaranty, are qualified in their entirety by the full text of the forms of such agreements, copies of which are attached hereto as Exhibits and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 1.02 of this Report.

On October 31, 2021, Holdings' previously disclosed Pledge Agreement and Limited Guaranty were terminated by operation of contract upon the entry by the Company, the Bank, and the Guarantors into the Second Amendment and the Amendment Loan Agreement. Holdings had, on July 1, 2021, entered into a pledge agreement (the “Pledge Agreement”) and limited guaranty (the “Limited Guaranty”) in favor of the Bank, pursuant to which Holdings pledged 100% of the AvePoint US, LLC (the "Former Borrower") equity held by it (the “Pledged Equity”) as collateral in support of the Former Borrower’s obligations under the Loan Agreement and further provided a payment guarantee to the Bank on behalf of the Former Borrower equal to the value of the Pledged Equity and capped at the amount actually borrowed under the Loan Agreement. On July 26, 2021, the Former Borrower was merged with and into Holdings, and Holdings became the Borrower under the Loan Agreement. On October 31, 2021, the Post-Closing Amendments outlined in the Limited Consent were completed and all obligations of "Holdings" under the Pledge Agreement and Limited Guaranty terminated. No penalties under the Pledge Agreement, the Limited Guaranty, the Amended Loan Agreement, or otherwise were associated with or imposed by the Bank or any other person in connection with this termination.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date	Filed Herewith
10.1	Loan and Security Agreement, dated April 7, 2020, by and between HSBC Ventures USA Inc. and AvePoint, Inc.	S-4	333-252712	10.24	February 4, 2021
10.2	Limited Consent and First Amendment to Loan and Security Agreement, dated July 1, 2021, by and among AvePoint Operations Inc. (f/k/a AvePoint, Inc.), HSBC Ventures USA Inc. and AvePoint US, LLC.	8-K	001-39048	10.21	July 7, 2021
10.3	Assignment and Assumption Agreement, dated July 1, 2021, by and among AvePoint Operations, Inc. (f/k/a AvePoint, Inc.), HSBC Ventures USA Inc. and AvePoint US, LLC.	8-K	001-39048	10.22	July 7, 2021
10.4	Pledge Agreement, dated July 1, 2021, by and between AvePoint, Inc. and HSBC Ventures USA Inc.	8-K	001-39048	10.23	July 7, 2021
10.5	Limited Guaranty, dated July 1, 2021, by and between AvePoint, Inc. and HSBC Ventures USA Inc.	8-K	001-39048	10.24	July 7, 2021
10.6	Assignment and Assumption Agreement, dated as of July 23, 2021, by and among AvePoint, Inc., AvePoint US, LLC, and HSBC Ventures USA Inc.	8-K	001-39048	10.1	July 30, 2021
10.7	Limited Consent and Waiver to Loan and Security Agreement, dated as of July 23, 2021, by and among AvePoint, Inc., AvePoint US, LLC, AvePoint Public Sector, Inc., AvePoint Holdings USA, LLC, and HSBC Ventures USA Inc.	8-K	001-39048	10.2	July 30, 2021
10.8	Second Amendment to Loan and Security Agreement, dated October 31, 2021, by and among AvePoint, Inc., AvePoint Public Sector, Inc., AvePoint Holdings USA, LLC, and HSBC Ventures USA Inc.					X
10.9	Annex A to Second Amendment to Loan and Security Agreement, dated October 31, 2021, by and among AvePoint, Inc., AvePoint Public Sector, Inc., AvePoint Holdings USA, LLC, and HSBC Ventures USA Inc.					X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AvePoint, Inc.

Dated: November 1, 2021
	By:	/s/ Brian Michael Brown
Brian Michael Brown
General Counsel, Chief Legal and Compliance Officer, and Secretary

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